SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 May 17, 1999
               Date of Report (Date of earliest event reported)



                            WARNER-LAMBERT COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

          1-3608                                   22-1598912
     (Commission File Number)                      (IRS Employer
                                                   Identification No.)


             201 Tabor Road, Morris Plains, New Jersey 07950-2693
(Address of principal executive offices)                       (Zip Code)


                                (973) 540-2895
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets.


          The merger (the "Merger") of WLC Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Warner-Lambert Company, a Delaware corporation (the "registrant" or "Warner-Lambert"), into Agouron Pharmaceuticals, Inc., a California corporation ("Agouron") was consummated on May 17, 1999. As a result of the Merger, each outstanding share of Agouron Common Stock will be converted into shares of common stock, par value $1.00 per share, of Warner-Lambert ("Warner-Lambert Common Stock") at an exchange rate equal to 0.8934. Each outstanding option for shares of Agouron Common Stock will be converted into options for the number of shares of Warner-Lambert Common Stock that would have been received if such options and warrants had been exercised immediately prior to the Merger.

          The terms of the Merger were described in the Proxy
Statement/Prospectus included in Warner-Lambert's Registration Statement on Form S-4 (File No. 333-76515).

          A copy of the press release, dated May 17, 1999, issued by Warner-Lambert and Agouron, relating to the above-described transaction is attached as an exhibit to this report and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)  Financial Statements of the Business Acquired

          The financial statements of Agouron are hereby incorporated by reference to the Annual Report of Agouron on Form 10-K for the year ended June 30, 1998, as amended, and the Quarterly Reports of Agouron on Form 10-Q for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1998.

(b)  Pro Forma Financial Information

          The pro forma information related to the Merger is hereby incorporated by reference to the Registration Statement on Form S-4 of Warner-Lambert, filed with the Securities and Exchange Commission on April 19, 1999 (File No. 333-76515).







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(c) The following exhibit is filed with this report:

Exhibit Number              Description

     2.1 Agreement and Plan of Merger, dated as of January 26, 1999, among Warner-Lambert, WLC Acquisition Corporation and Agouron (incorporated by reference to Annex A to the Registration Statement on Form S-4 of Warner-Lambert (File No. 333-76515)).

     99.1          Press release of the registrant, issued
                   May 17, 1999, regarding the Merger.






































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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WARNER-LAMBERT COMPANY



                                         By:  /s/  Rae G. Paltiel
                                              -----------------------
                                              Name: Rae G. Paltiel
                                              Title: Secretary


Dated:  May 17, 1999




























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                                 EXHIBIT INDEX

   Exhibit Number                 Description                         Page

        2.1           Agreement and Plan of Merger, dated as
                      of January 26, 1999, among
                      Warner-Lambert, WLC Acquisition Corporation and Agouron (incorporated by reference to Annex A to the Registration Statement on Form S-4 of Warner-Lambert
                      (File No. 333-76515)).

        99.1          Press release of the registrant, issued
                      May 17, 1999, regarding the Merger.






































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